UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)                March 2, 1998


                          VISHAY INTERTECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                     1-7416                  38-168645 3
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)



                      63 Lincoln Highway, Malvern, PA                 19355
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               (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code      (610) 644-1300


                                 Not Applicable
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          (Former name or former address, if changed since last report)



                        The Exhibit Index is on Page    .
                              Page 1 of    Pages


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On March 2, 1998, Vishay Intertechnology, Inc., a Delaware corporation ("Vishay"), consummated a Stock Purchase Agreement, dated December 16, 1997, by and among Vishay, Daimler-Benz Technology Corporation, a wholly-owned subsidiary of Daimler-Benz AG (the "U.S. Seller"), TEMIC TELEFUNKEN microelectronic GmbH (the "German Seller"), Delengate Limited, Daimler-Benz Aerospace Aktiengesellschaft, Vishay TEMIC Semiconductor Acquisition Holdings Corp. (the "U.S. Purchaser") and "PAMELA" Verwaltungsgesellschaft GmbH (the "German Purchaser"), whereby Vishay acquired (i) through its wholly-owned subsidiary, the U.S. Purchaser, 80.4% of the issued and outstanding shares of capital stock of Siliconix Incorporated, a Delaware corporation, from the U.S. Seller (the "U.S. Acquisition") and (ii) through its majority-owned subsidiary, the German Purchaser, 100% of the issued and outstanding shares of capital stock of TEMIC Semiconductor GmbH ("TEMIC") from the German Seller (the "German Acquisition," together with the U.S. Acquisition, the "Acquisitions").

         The total consideration for the Acquisitions was approximately $500,000,000. TEMIC's and Siliconix's businesses involve the design, manufacture and sale of integrated circuits (the "IC Division") and discrete active components. On March 4, 1998, Vishay sold (subject to satisfaction of certain foreign regulatory approvals) the IC Division to Atmel Corporation for approximately $110,000,000 and Ericsson Radio Systems AB exercised its option to purchase the IC Division of Dialogue Semiconductors Ltd., a subsidiary of TEMIC, for approximately $30,000,000. The discrete active components business is conducted primarily in the United States in California, Germany, Austria and Asia. Vishay has no current intention to change the nature of the discrete active components business.

         The purchase price was funded from a $1.1 billion revolving credit facility made available to Vishay under the (i) Vishay Intertechnology, Inc. $825,000,000 Long Term Revolving Credit Agreement, dated as of March 2, 1998 (the "LT Agreement"), and (ii) Vishay Intertechnology, Inc. $275,000,000 Short Term Revolving Credit Agreement, dated as of March 2, 1998 (the "ST Agreement" and collectively with the LT Agreement, the "Loan Agreements") each by and among Vishay, Comerica Bank, NationsBanc Montgomery Securities LLC and the other banks signatory thereto (collectively, the "Banks"), and Comerica Bank, as administrative agent for the Banks (the "Agent"). The Loan Agreements replace all prior loans made to Vishay by the Banks.

         The LT Agreement provides for a $825,000,000 loan, comprising a revolving credit facility and a swing line facility that mature on March 2, 2003, subject to Vishay's right to request year-to-year renewals. The 364-day ST Agreement provides for a $275,000,000 revolving credit facility that matures on March 1, 1999, subject to Vishay's right to request an initial three month extension and if granted subsequent year-to-year renewals. Borrowings under the Loan Agreements will bear interest at variable rates based, at the option of Vishay, on the prime rate or a eurocurrency rate and in the case of any swing line advance, the quoted rate. The borrowings under the Loan Agreements are secured by certain pledges of stock in certain significant Subsidiaries and indirect Subsidiaries of Vishay and certain guaranties by significant Subsidiaries. Financial covenants are similar to those contained in the prior loan agreement with the Banks.

         The foregoing is a summary of certain terms of the Loan Agreements and is qualified in its entirety by reference to (i) each of the Loan Agreements and
(ii) certain other loan documents, copies of which are annexed as exhibits to this Report on Form 8-K.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         It is presently impracticable to provide the financial statements required to be included in this Current Report on Form 8-K with respect to the businesses acquired. Such financial statements will be filed under cover of Form 8-K/A as soon as practicable.


         (b) PRO FORMA FINANCIAL INFORMATION.

         It is presently impracticable to provide the pro forma financial information required to be included in this Current Report on Form 8-K/A with respect to the acquired assets. Such pro forma financial information will be filed under cover of Form 8 as soon as practicable.

         (c)      EXHIBITS.

         2.1 Stock Purchase Agreement, dated December 16, 1997, by and among Vishay Intertechnology, Inc., Daimler-Benz Technology Corporation, a wholly-owned subsidiary of Daimler-Benz AG, TEMIC TELEFUNKEN microelectronic GmbH, Delengate Limited, Daimler-Benz Aerospace Aktiengesellschaft, Vishay TEMIC Semiconductor Acquisition Holdings Corp. and "PAMELA" Verwaltungsgesellschaft GmbH (incorporated herein by


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

                  reference to Exhibit A filed as part of the Company's Schedule 13D filed December 24, 1997).

         2.2      Share  Sale  and  Transfer   Agreement,   between   "PAMELA"
                  Verwaltungsgesellshaft GmbH, Vishay Intertechnology, Inc., ATMEL Corporation and ATMEL Holding GmbH I.G.

         10.1 Vishay Intertechnology, Inc. $825,000,000 Long Term Revolving Credit Agreement, dated as of March 2, 1998, by and among Vishay, Comerica Bank, NationsBanc Montgomery Securities LLC and the other banks signatory thereto, and Comerica Bank, as administrative agent.

         10.2 Vishay Intertechnology, Inc. $275,000,000 Short Term Revolving Credit Agreement, dated as of March 2, 1998, by and among Vishay, Comerica Bank, NationsBanc Montgomery Securities LLC and the other banks signatory thereto, and Comerica Bank, as administrative agent.

         10.3 Company Guaranty (Long Term), dated March 2, 1998, by Vishay Intertechnology, Inc. to Comerica Bank, as adminstrative agent.

         10.4     Domestic  Guaranty  (Long Term),  dated March 2, 1998,  by the
                  Guarantors    signtory    thereto   to   Comercia   Bank,   as
                  administrative agent.

         10.5     Foreign  Guaranty  (Long  Term),  dated March 2, 1998,  by the
                  Guarantors    signatory   thereto   to   Comerica   Bank,   as
                  administrative agent.

         10.6 Company Guaranty (Short Term), dated March 2, 1998, by Vishay Intertechnology, Inc. to Comerica Bank, as adminstrative agent.

         10.7     Domestic  Guaranty  (Short Term),  dated March 2, 1998, by the
                  Guarantors    signatory   thereto   to   Comerica   Bank,   as
                  adminstrative agent.

         10.8 Permitted Borrower Addendum, dated March 2, 1998, by "PAMELA" Verwaltungsgesellschaft GmbH.

         10.9 Permitted Borrower Addendum, dated March 2, 1998, by Vishay Electronic GmbH.

         10.10 Permitted Borrower Addendum, dated March 2, 1998, by Vishay Europe GmbH.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  VISHAY INTERTECHNOLOGY, INC.


                                                  By:    /s/ Richard N. Grubb
                                                        ----------------------
                                                        Name: Richard N. Grubb
                                                        Title: Vice President,
                                                        Treasurer and CFO

Date:  March 17, 1998

                                   EXHIBITS TO
                                    FORM 8-K
                          VISHAY INTERTECHNOLOGY, INC.

                                  EXHIBIT INDEX

                                                                      Sequential
                                                                     Page Number


(2.1)               Stock Purchase Agreement, dated December 16,           n/a
                    1997, by and among Vishay, Daimler-Benz
                    Technology Corporation, a wholly-owned
                    subsidiary of Daimler-Benz AG, TEMIC
                    TELEFUNKEN microelectronic GmbH, Delengate
                    Limited, Daimler-Benz Aerospace
                    Aktiengesellschaft, Vishay TEMIC
                    Semiconductor Acquisition Holdings Corp. and
                    "PAMELA" Verwaltungsgesellschaft GmbH
                    (incorporated herein by reference to Exhibit
                    A filed as part of the Company's Schedule 13D filed December 24, 1997).

(2.2)               Share Sale and Transfer Agreement, between             9
                    "PAMELA" Verwaltungsgesellshaft GmbH, Vishay
                    Intertechnology, Inc., ATMEL Corporation and ATMEL Holding GmbH I.G.

(10.1)              Vishay Intertechnology, Inc. $825,000,000              44
                    Long Term Revolving Credit Agreement, dated as of March 2, 1998, by and among Vishay, Comerica Bank, NationsBanc Montgomery
                    Securities LLC and the other banks signatory thereto, and Comerica Bank, as administrative agent.

(10.2)              Vishay Intertechnology, Inc. $275,000,000             184
                    Short Term Revolving Credit Agreement, dated as of March 2, 1998, by and among Vishay, Comerica Bank, NationsBanc Montgomery
                    Securities LLC and the other banks signatory thereto, and Comerica Bank, as administrative agent.

(10.3)              Company Guaranty (Long Term), dated March 2,          303
                    1998, by Vishay Intertechnology, Inc. to
                    Comerica Bank, as adminstrative agent.

(10.4)              Domestic Guaranty (Long Term), dated March 2,         311
                    1998, by the Guarantors signtory thereto to Comercia Bank, as administrative agent.

(10.5)              Foreign Guaranty (Long Term), dated March 2,          326
                    1998, by the Guarantors signatory thereto to Comerica Bank, as administrative agent.

(10.6)              Company Guaranty (Short Term), dated March 2,         344

                    1998, by Vishay Intertechnology, Inc. to
                    Comerica Bank, as adminstrative agent.

(10.7)              Domestic Guaranty (Short Term), dated March           352
                    2, 1998, by the Guarantors signatory thereto to Comerica Bank, as adminstrative agent.

(10.8)              Permitted Borrower Addendum, dated March 2,           366
                    1998, by "PAMELA" Verwaltungsgesellschaft
                    GmbH.

(10.9)              Permitted Borrower Addendum, dated March 2,           369
                    1998, by Vishay Electronic GmbH.

(10.10)             Permitted Borrower Addendum, dated March 2,           372
                    1998, by Vishay Europe GmbH.